UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2005

PRIME GROUP REALTY TRUST

(Exact name of registrant as specified in its charter)

MARYLAND                          1-13589          36-4173047

(State or other jurisdiction of            (Commission File (I.R.S. Employer

incorporation or organization)          Number) Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois                               60601

(Address of principal executive offices)                       (Zip Code)

Registrant’s telephone number, including area code: (312) 917-1300.

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 5, 2005, Prime Group Realty Trust (the “Company”) announced its consolidated financial results for the quarterly period ended June 30, 2005. The Press Release will be available on the Company’s Internet website (www.pgrt.com) and will also be available upon request as specified therein.

Copies of the Company’s second quarter 2005 earnings press release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference. The information contained in this current report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, or into any proxy statement or other report filed by the Company under the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements
None
(b)	Exhibits:

Exhibit No.	Description

99.1	Prime Group Realty Trust Second Quarter 2005 Earnings Press Release dated August 5, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GROUP REALTY TRUST

Dated: August 5, 2005	By: /s/ Jeffrey A. Patterson

Jeffrey A. Patterson
President and Chief Executive Officer

Friday, August 5, 2005

PRIME GROUP REALTY TRUST REPORTS SECOND QUARTER 2005 RESULTS

CHICAGO, Illinois. August 5, 2005 – Prime Group Realty Trust (NYSE: PGEPRB) (the “Company”) announced its results today for the quarter ended June 30, 2005. Net loss available to common shareholders was $26.4 million or $1.12 per share for the second quarter of 2005, as compared to a net loss of $7.2 million or $0.30 per share reported for the second quarter of 2004. Funds From Operations (“FFO”) available to common shareholders for the second quarter of 2005 totaled $(0.77) per share, as compared to $0.11 per share for the second quarter of 2004.

Revenue for the second quarter was $24.1 million, a decrease of $0.5 million from second quarter 2004 revenue of $24.6 million principally due to slightly lower occupancy.

The $19.2 million increase in net loss was principally a result of:

•      A $15.1 million, ($13.4 million net of minority interest), asset impairment related to our 208 South LaSalle Street property in connection with our entry into a purchase and sale agreement with Prime/Mansur Investment Partners, LLC (“Prime/Mansur”) as part of a litigation settlement,

•      An increase in strategic alternative costs of $8.4 million related to a $7.0 million litigation settlement with Prime/Mansur, as well as increased professional fees in connection with the acquisition of the Company, and

• An increase in the non-cash allocation of accounting losses of $0.4 million for the Company’s share of the Bank One Center joint venture operations.

These were partially offset by:

• A $1.5 million increase in income from the Company’s joint venture interest in 77 West Wacker Drive,
• A $0.4 million increase in interest income due to an increase in interest rates on our short-term investments and restricted escrow accounts,
• A reduction in general and administrative expenses of $0.4 million due to decreases in salaries and benefits as a result of a reduction in employees, and
• A reduction in second quarter 2005 interest expense of $0.3 million principally related to the retirement of debt with proceeds from properties sold in 2004.

The decrease in FFO is principally due to the reasons discussed above for the change in GAAP loss, with the exception of (i) real estate depreciation and amortization and (ii) the gain on sale of real estate, both of which are excluded from expense when computing FFO. In addition, for the purposes of computing FFO available to common shareholders per share, the Company included outstanding common shares and common units in its operating partnership in arriving at the weighted average shares of beneficial interest. FFO is a non-GAAP financial measure. The Company believes that net income (loss) is the most directly comparable GAAP financial measure to FFO and has included a reconciliation of this measure to GAAP net income (loss) with this press release.

About the Company

Prime Group Realty Trust is a fully integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops primarily office real estate, in metropolitan Chicago. The Company owns 11 office properties containing an aggregate of approximately 4.6 million net rentable square feet, one industrial property comprised of approximately 120,000 net rentable square feet, three joint venture interests in office properties totaling 2.8 million net rentable square feet, and approximately 6.3 acres of land suitable for new construction.

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management’s current views with respect to future events and financial performance. The words “will be”, “believes”, “expects”, “anticipates” “estimates” and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company’s filings with the Securities and Exchange Commission.

Contact:

Jeffrey A. Patterson	Paul G. DelVecchio
President and Chief Executive Officer	Senior Vice President—Capital Markets
312/917-1300	312/917-1300

Prime Group Realty Trust

Consolidated Statements of Operations

(dollars in thousands, except per share data)

(Unaudited)

	Three Months ended June 30

	2005	2004
Revenue:
Rental	$13,226	$13,547
Tenant reimbursements	8,835	9,243
Other property revenues	1,066	974
Services Company revenue	971	865
Total revenue	24,098	24,629

Expenses:
Property operations	6,326	6,254
Real estate taxes	5,656	5,688
Depreciation and amortization	4,974	4,771
General and administrative	2,343	2,739
Services Company operations	1,694	769
Strategic alternative costs	8,354	–
Total expenses	29,347	20,221

Operating (loss) income	(5,249)	4,408
Loss from investments in unconsolidated joint ventures	(2,967)	(4,560)
Other income	747	348
Interest:
Expense	(6,102)	(6,360)
Amortization of deferred financing costs	(1,020)	(409)
Loss from continuing operations before minority interests	(14,591)	(6,573)
Minority interests	1,936	999
Loss from continuing operations	(12,655)	(5,574)
Discontinued operations, net of minority interests of $1,536 and $(87) in 2005 and 2004, respectively	(11,815)	673
Loss before gain (loss) on sales of real estate	(24,470)	(4,901)
Gain (loss) on sales of real estate, net of minority interests of $(41) and $7 in 2005 and 2004, respectively	316	(61)
Net loss	(24,154)	(4,962)
Net income allocated to preferred shareholders	(2,250)	(2,250)
Net loss available to common shareholders	$(26,404)	$(7,212)

Basic and diluted earnings available to common shares per weighted-average common share:
Loss from continuing operations	$(0.63)	$(0.33)
Discontinued operations, net of minority interests	(0.50)	0.03
Gain (loss) on sales of real estate, net of minority interests	0.01	–
Net loss available per weighted-average common share of beneficial interest –basic and diluted	$(1.12)	$(0.30)

Prime Group Realty Trust

Consolidated Statements of Operations

(dollars in thousands, except per share data)

(Unaudited)

	Six Months ended June 30

	2005	2004
Revenue:
Rental	$26,676	$27,234
Tenant reimbursements	17,580	18,730
Other property revenues	1,929	1,814
Services Company revenue	1,993	2,135
Total revenue	48,178	49,913

Expenses:
Property operations	12,769	12,589
Real estate taxes	11,137	11,514
Depreciation and amortization	9,919	9,533
General and administrative	4,767	5,218
Services Company operations	2,469	2,035
Severance costs	176	–
Strategic alternative costs	10,288	–
Total expenses	51,525	40,889

Operating (loss) income	(3,347)	9,024
Loss from investments in unconsolidated joint ventures	(6,024)	(7,848)
Other income	1,325	1,003
Interest:
Expense	(12,046)	(12,722)
Amortization of deferred financing costs	(1,263)	(759)
Loss from continuing operations before minority interests	(21,355)	(11,302)
Minority interests	2,973	1,746
Loss from continuing operations	(18,382)	(9,556)
Discontinued operations, net of minority interests of $1,334 and $43 in 2005 and 2004, respectively	(10,263)	(327)
Loss before gain (loss) on sales of real estate	(28,645)	(9,883)
Gain (loss) on sales of real estate, net of minority interests of $(1,180) and $10 in 2005 and 2004, respectively	9,074	(79)
Net loss	(19,571)	(9,962)
Net income allocated to preferred shareholders	(4,500)	(4,500)
Net loss available to common shareholders	$(24,071)	$(14,462)

Basic and diluted earnings available to common shares per weighted-average common share:
Loss from continuing operations	$(0.97)	$(0.60)
Discontinued operations, net of minority interests	(0.43)	(0.01)
Gain (loss) on sales of real estate, net of minority interests	0.38	–
Net loss available per weighted-average common share of beneficial interest –basic and diluted	$(1.02)	$(0.61)

The following table represents the unaudited GAAP Reconciliation of Net Loss to Funds from Operations for the three and six months ended June 30, 2005 and 2004 (in thousands, except share and per share amounts):

	Three Months Ended		Six Months Ended
	June 30		June 30
	2005	2004	2005	2004

Net loss (1)	$(24,154)	$(4,962)	$(19,571)	$(9,962)
Adjustments to reconcile to Funds from Operations available to common shareholders:
Real estate depreciation and amortization	4,040	4,436	9,267	8,866
Amortization of costs for leases assumed	69	72	138	144
Joint venture adjustments	4,612	4,490	9,092	8,878
(Gain) loss on sale of operating property, net of minority interests	(316)	52	(9,074)	70
Adjustment for discontinued operations:
Real estate depreciation and amortization (2)	816	2,032	833	4,789
Gain on sale (included in discontinued operations)	–	(56)	(709)	(56)
Minority interests	(1,536)	87	(1,334)	(43)
Minority interests	(1,936)	(999)	(2,973)	(1,746)
Funds from Operations (1)	(18,405)	5,152	(14,331)	10,940
Income allocated to preferred shareholders	(2,250)	(2,250)	(4,500)	(4,500)
Funds from Operations available to common shareholders	$(20,655)	$2,902	$(18,831)	$6,440

FFO available to common share/unit holders per share/unit of beneficial interest:
Basic and Diluted	$(0.77)	$0.11	$(0.70)	$0.24

Weighted average shares/units of beneficial interest:
Common shares	23,642	23,672	23,659	23,672
Nonvested employee stock grants	6	9	6	6
Operating Partnership units	3,076	3,076	3,076	3,076
Basic	26,724	26,757	26,741	26,754

Common shares	23,642	23,672	23,659	23,672
Nonvested employee stock grants	6	–	6	–
Employee stock options	30	10	28	15
Operating Partnership units	3,076	3,076	3,076	3,076
Diluted	26,754	26,758	26,769	26,763

(1)

Funds from Operations is a non-GAAP financial measure. Funds from Operations (“FFO”) is defined as net income (loss), computed in accordance with generally accepted accounting principles (“GAAP”), plus real estate depreciation and amortization, excluding gains (or losses) from sales of operating properties, and after comparable adjustments for unconsolidated joint ventures and discontinued operations. FFO includes results from discontinued operations, including revenues, property operations expense, real estate taxes expense and interest expense. We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. We utilize FFO as a performance measure. We believe that FFO provides useful information to investors regarding our performance as FFO provides investors with additional means of comparing our operating performance with the operating performance of our competitors. FFO is not representative of cash flow from operations, is not indicative that cash flows are adequate to fund all cash needs, and should not be considered as an alternative to cash flows as a measure of liquidity. We believe that net income (loss) is the most directly comparable GAAP financial measure to FFO.

(2)

The real estate depreciation and amortization for discontinued operations for the three and six months ended June 30, 2005 relates to our 208 South LaSalle Street property held for sale. The real estate depreciation and amortization for discontinued operations for the three and six months ended June 30, 2004 relates to the 208 South LaSalle Street property held for sale and the 33 West Monroe Street property that was sold April 16, 2004 and the industrial portfolio sold in October and November 2004.

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” net income and gain/(loss) on sales of real estate for properties sold are reflected in the consolidated statements of operations as “Discontinued Operations” for all periods presented.

Prime Group Realty Trust

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(Unaudited)

Assets	June 30 2005	December 31 2004
Real estate, at cost:
Land	$112,133	$111,770
Building and improvements	444,390	443,066
Tenant improvements	58,467	54,325
Furniture, fixtures and equipment	9,406	9,898
	624,396	619,059
Accumulated depreciation	(102,828)	(94,252)
	521,568	524,807
Property held for development	1,588	1,588
	523,156	526,395

Properties held for sale	49,961	67,133
Investments in unconsolidated joint ventures	17,801	26,088
Cash and cash equivalents	69,644	71,731
Receivables, net of allowance of $1,799 and $1,985 at June 30, 2005 and December 31, 2004, respectively:
Tenant	695	593
Deferred rent	16,677	16,809
Other	1,803	2,161
Restricted cash escrows	39,239	40,232
Deferred costs, net	13,985	13,441
Other	2,558	2,780
Total assets	$735,519	$767,363

Liabilities and Shareholders’ Equity
Mortgage notes payable	$393,081	$384,855
Mortgage notes payable related to properties held for sale	42,268	42,590
Liabilities related to properties held for sale	6,002	6,188
Accrued interest payable	1,512	1,324
Accrued real estate taxes	23,039	22,458
Accrued tenant improvement allowances	5,140	4,266
Accounts payable and accrued expenses	5,849	8,695
Liabilities for leases assumed	8,372	9,957
Deficit investment in unconsolidated joint venture	3,532	4,087
Dividends payable	2,250	2,250
Other	7,101	16,115
Total liabilities	498,146	502,785
Minority interests:
Operating Partnership	15,981	19,154
Shareholders’ equity:
Preferred Shares, $0.01 par value; 30,000,000 shares authorized:
Series B – Cumulative Redeemable Preferred Shares, 4,000,000 shares designated, issued and outstanding	40	40
Common Shares, $0.01 par value; 100,000,000 shares authorized; 23,642,036 and 23,671,996 shares issued and outstanding at June 30, 2005 and December 31, 2004, respectively	236	236
Additional paid-in capital	381,293	381,293
Accumulated other comprehensive loss	(429)	(468)
Distributions in excess of earnings	(159,748)	(135,677)
Total shareholders’ equity	221,392	245,424
Total liabilities and shareholders’ equity	$735,519	$767,363